UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2015

ABM INDUSTRIES INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8929	94-1369354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Fifth Avenue, Suite 300 New York, New York	10176
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (212) 297-0200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Form of Indemnification Agreement

Effective September 2, 2015, the Board of Directors (the “Board”) of ABM Industries Incorporated, a Delaware corporation (the “Company” or “ABM”), approved an amended and restated form of director’s indemnification agreement. In addition to clarifying the distinction between indemnification and advancement of expenses, many of the revisions to the amended form of indemnification agreement are to conform the Company’s prior form of indemnification agreement to the indemnification provisions of the Company’s bylaws, which were amended and restated, effective as of September 2, 2015 (as amended and restated, the “Bylaws”) and to the provisions contained in Section 145 of the Delaware General Corporation Law (the “DGCL”), including, but not limited to, those referenced above. The foregoing description of the amended form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the amended form of director’s indemnification agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein in this Item 1.01.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On September 2, 2015, the Company’s Board, upon the recommendation of the Board’s Governance Committee, approved amendments to amend and restate the Company’s Bylaws, effective as of September 2, 2015. Among other things, the revisions to the Bylaws:

•	Incorporate current provisions of the DGCL, such as provisions relating to electronic transmissions and communications, including permitting the participation by directors and stockholders in meetings by means of remote communications and permitting electronic notices.

•	Conform the Bylaws to provisions already included in the Restated Certificate of Incorporation, including, but not limited to, the provisions relating to special meetings and amendments to the Bylaws.

•	Revise the provisions related to the advance notice of stockholder proposals, including, but not limited to, revisions to:

o	Further specify the information required to be provided by stockholders in their advance notice of stockholder proposals, including, but not limited to, information about the stockholder and associated persons, including their ownership, direct and indirect, in the Company’s securities, including any derivative interests and any agreements with respect thereto, and information about the business proposed;

o	Add a requirement for the proposing stockholder to update and supplement the information provided by stockholders in their advance notice of stockholder proposals;

o	Remove the requirement that a stockholder needs to be a record holder of shares of the Company in order to bring business before a meeting and replace it with the requirement that the stockholder only needs to be a beneficial owner of shares of the Company;

o	Include the concept of a “Proposing Person” to encapsulate all the persons and entities for which information needs to be provided in an advance notice of proposed business and define “Proposing Person” to mean (a) the stockholder providing the notice of business proposed to be brought before the meeting, (b) the beneficial owner or beneficial owners, if any, on whose behalf the notice of the business proposed to be

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brought before the meeting is made, (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A, or any successor instructions) with such stockholder or beneficial owner in such solicitation of proxies in respect of any such proposed business, (d) any Affiliate of such stockholder (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)) or beneficial owner, and (e) any person controlling, controlled by or under common control with any person referred to in the preceding clauses (a) and (b);

o	Specify the agreements, arrangements and understandings, written and oral, (a) between or among any Proposing Persons or (b) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by a stockholder, that are required to be disclosed in a stockholder’s advance notice of business to be brought before a stockholders’ meeting;
o	Clarify certain procedural matters relating to the proposal of business by a stockholder including, but not limited to, the prerequisites for a stockholder to bring business before a stockholders’ meeting including, but not limited to, the requirement that such stockholder (a) be a beneficial owner of shares of the Company at the time of giving the advance notice of stockholder proposal, on the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at the time of the annual meeting, (b) be entitled to vote at such annual meeting, and (c) comply with the advance notice procedures set forth in the Bylaws in all applicable respects;
o	Provide that the stockholder or a qualified representative of such stockholder must be present in person at a stockholders’ meeting in order for a stockholder proposal to be brought before the meeting; and
o	Provide that if the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the immediately preceding annual meeting of stockholders, an advance notice of proposed business by a stockholder to be timely must be delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made.

•	Revise the provisions related to the advance notice of director nominations, including, but not limited to, revisions to:
o	Further specify the information required to be provided by stockholders in their advance notice of nominations of candidates for election to the Board, including, but not limited to, information about the stockholder and associated persons, including their ownership, direct and indirect, in the Company’s securities, including any derivative interests and any agreements with respect thereto, and information about the person(s) being nominated;
o	Add a requirement for the nominating stockholder to update and supplement the information provided by stockholders in their advance notice of director nominations;
o	Remove the requirement that a stockholder needs to be a record holder of shares of the Company in order to bring a director nomination before a meeting and replace it with the requirement that the stockholder only needs to be a beneficial owner of shares of the Company;
o	Include the concept of a “Nominating Person” to encapsulate all the persons and entities for which information needs to be provided in an advance notice of director nomination and define “Nominating Person” to mean (a) the stockholder providing the notice of director nomination to be brought before the meeting, (b) the beneficial owner or beneficial owners, if any, on whose behalf the notice of the director nomination proposed to be brought before the meeting is made, (c) any participant (as defined in

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paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A, or any successor instructions) with such stockholder or beneficial owner in such solicitation of proxies in respect of any such proposed nomination, (d) any Affiliate of such stockholder (within the meaning of Rule 12b-2 under the Exchange Act) or beneficial owner, and (e) any person controlling, controlled by or under common control with any person referred to in the preceding clauses (a) and (b);

o	Specify the agreements, arrangements and understandings, written and oral, (a) between or among any Nominating Persons or (b) between or among any Nominating Person and any other person or entity (including their names) in connection with the proposal of a director nomination by a stockholder, that are required to be disclosed in a stockholder’s advance notice of director nominations to be brought before a stockholders’ meeting;
o	Clarify certain procedural matters relating to the proposal of a director nomination by a stockholder including, but not limited to, the prerequisites for a stockholder to bring a director nomination before a stockholders’ meeting including, but not limited to, the requirement that such stockholder (a) be a beneficial owner of shares of the Company at the time of giving the advance notice of a proposed director nomination, on the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at the time of the annual meeting, (b) be entitled to vote at such annual meeting, and (c) comply with the advance notice procedures set forth in the Bylaws in all applicable respects;
o	Provide that the stockholder or a qualified representative of such stockholder must be present in person at a stockholders’ meeting in order for a director nomination proposal to be brought before the meeting; and
o	Provide that if the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the immediately preceding annual meeting of stockholders, an advance notice of a proposed director nomination by a stockholder to be timely must be delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made.

•	Provide more detailed procedural provisions with respect to stockholders’ meetings, including, but not limited to, the conduct of the meeting, meeting protocol, the retention of inspectors of election for such meetings, proxies for such meetings, the availability of a stockholder list and postponement and cancellation of such meetings.

•	Add several general provisions, such as provisions regarding books and records, notice, including electronic notice, and waiver of notice.

•	Add provisions relating to the stock of the Company, including provisions relating to registered stockholders, record dates and fractional shares.

•	Add a provision indicating that the provisions of the Bylaws shall be construed as supplemental and additional to all provisions of applicable law.

•	Add a provision indicating that if a provision of the Bylaws is found to be inconsistent with applicable law, it will not affect the validity of other provisions of the Bylaws.

•	Clarify that the indemnification that the Company provides to its directors, officers and other agents is to the fullest extent permitted by applicable law except as specifically limited by the

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Restated Certificate of Incorporation or the Bylaws. In connection with such amendments, provisions have been added to the Bylaws to specify in further detail what is meant by indemnified proceedings, reimbursable expenses, actions in an official capacity and actions at the request of the Company. In addition, the rights granted to indemnified persons to be advanced expenses incurred in defending a proceeding in advance of its final disposition have also been clarified to provide a specific time period by which the advancement needs to be made and to provide that the Company cannot impose on the indemnified person any conditions to the advancement of expenses or require from the indemnified person any undertakings regarding repayment other than the statutorily required undertaking by or on behalf of the indemnified person to repay such amounts advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company. Further, provisions were added to the Bylaws to indicate that the Company is not obligated to indemnify any person in connection with any proceeding under the enumerated circumstances described in the Bylaws. Other provisions provide a process for the Company’s Board to determine that indemnification is proper in a particular circumstance in accordance with applicable law, including the provisions contained in Section 145 of the DGCL, provide that the indemnification provided by the Bylaws is not exclusive of other indemnification that may be provided to the director or officer, authorize the Company to procure director and officer liability insurance and provide that the conduct of one indemnified person will not be imputed to another.

In addition to the foregoing, there are various other “clean-up” changes to the Bylaws including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, capitalization of defined terms, changes to conform the Bylaws to the provisions of the DGCL and the inclusion of specific references to the DGCL and the Restated Certificate of Incorporation.

The foregoing description of various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 8.01	Other Events.

Bylaws Advance Notice Deadline for Submission of Stockholder Proposals and Director Nominations

To be considered timely, stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act and director nominations, in each case intended to be brought before the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”), must be received by the Company’s Corporate Secretary by December 5, 2015, and must be directed to the Corporate Secretary, ABM Industries Incorporated, 551 Fifth Avenue, Suite 300, New York, New York 10176. Such proposals and nominations must also comply with the advance notice provisions contained in Sections 2.5 and 3.7 of the Bylaws and stockholders are urged to read the complete text of such advance notice provisions.

In addition, if any stockholder notifies the Company after December 5, 2015 of an intention to present business at the 2016 Annual Meeting, the Company’s proxy holders will have the right to exercise discretionary voting authority with respect to that proposal, if presented at the 2016 Annual Meeting, without the Company including information regarding the proposal in its proxy materials, subject to compliance with Rule 14a-4(c) of the Exchange Act.

The foregoing summary of the advance notice provisions contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by

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the Board on September 2, 2015, attached hereto as Exhibit 3.1 and incorporated by reference herein in its entirety.

Rule 14a-8 Deadline for the Submission of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, the deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company’s proxy materials for the 2016 Annual Meeting is the close of business on October 7, 2015. Such proposals should be delivered to the Company’s Corporate Secretary at the address noted above. Such proposals also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of ABM Industries Incorporated, as adopted by the Board of Directors on September 2, 2015

10.1	Form of Director’s Indemnification Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
(Registrant)

Date: September 4, 2015	/s/ Sarah H. McConnell
Sarah H. McConnell
Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of ABM Industries Incorporated, as adopted by the Board of Directors on September 2, 2015

10.1	Form of Director’s Indemnification Agreement

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